UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report February 3, 2021

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Rd 9 ½

Longmont, CO 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	New York Stock Exchange - American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

On  February 3, 2021, Cross River Partners L.P. (“Cross River”) entered into a Note Conversion Agreement with Enservco Corporation (the “Company”) pursuant to which and conditioned upon the closing of the Company’s offering of common stock pursuant to its Registration Statement on Form S-1 (SEC File No. 333-252275) (the “Registered Offering”),  Cross River agreed to convert  subordinated notes in the principal amount of $1,250,000 and $ 61,651 of accrued interest due to it from the Company, for a total of $ 1,311,651, into 601,674 shares of common stock of the Company at a conversion price equal to $2.18 per share, which is the closing price of our common stock reported on the NYSE American on February 3, 2021.  Additionally, as consideration for such conversion, Cross River will receive a warrant to acquire  150,418 shares of common stock (25% of those issued in the conversion) (the “Warrant”).  The Warrant has a five year term and has an exercise price equal of $2.507 per share (115% of $ 2.18 conversion price).  Upon such conversion, our Amended and Restated Subordinated Loan Agreement with Cross River dated November 11, 2019, as amended, and the promissory notes evidencing the subordinated debt will terminate and have no further force or effect.

Cross River is a related party of the Company by virtue of its significant ownership in the Company and Richard A. Murphy, the Principal Executive Officer of the Company and Chairman of the Board, is also the managing partner of Cross River Partners, L.P.

Item 3.02.      Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The conversion shares and the Warrant to be issued to Cross River, as described in Item 1.01, will be issued pursuant to an exemption from registration under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”).

 Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

10.1	Note Conversion Agreement dated February 3, 2021 by and between Enservco Corporation and Cross River Partners L.P. (“Cross River”)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSERVCO CORPORATION

Date: February 3, 2021	By:	/s/ Richard A. Murphy
Richard A. Murphy